SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                 FORM 8-K

                               CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d)
                 OF THE SECURITIES EXCHANGE ACT OF 1934

                     Date of Earliest Event Reported
                           December 9, 1997

                    Interra Financial Incorporated
          (Exact name of registrant as specified in its charter)

                                DELAWARE
  (State or other jurisdiction of incorporation of organization)

                 1-8186                        41-1228350
     (Commission File Number)                (IRS Employer
                                         Identification Number)

  Dain Bosworth Plaza, 60 South Sixth Street,
           Minneapolis, Minnesota                55402-4422
 (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code (612) 371-7750

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Item 5. OTHER EVENTS

Reference is made to Exhibit 99 filed herewith.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99  Press release regarding Interra Board authorizing
            600,000 share repurchase plan.

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                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 INTERRA FINANCIAL
                                   Registrant

Date:  December 10, 1997      By  Daniel J. Reuss
       -------------------        -------------------
                                  Daniel J. Reuss
                                  Senior Vice President,
                                  Corporate Controller
                                  and Treasurer
                                  (Principal Accounting
                                       Officer)

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                   INTERRA FINANCIAL AND SUBSIDIARIES
                           INDEX OF EXHIBITS

Exhibit No.
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    99        Press release regarding Interra Board authorizing
              600,000 share repurchase plan.